UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Proposed Senior Convertible Note Offering

In a press release issued on December 3, 2012, Volcano Corporation (“Volcano” or the “Company”) announced that it intends to offer, subject to market and other conditions, approximately $350 million principal amount of convertible senior notes due December 1, 2017 in an offering registered under the Securities Act of 1933, as amended (the “Proposed Offering”). A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Updated Company Disclosure

The Company is filing information for the purpose of updating its business description and certain risk factors affecting the Company and its business contained in its other filings with the Securities and Exchange Commission (“SEC”), which updated disclosure is filed herewith as Exhibit 99.2 and incorporated herein by reference.

In order to furnish certain exhibits for incorporation by reference into the Company’s Registration Statement on Form S-3 (File No. 333-169341), previously filed with the SEC, the Company is filing the Computation of Ratio of Earnings to Fixed Charges as Exhibit 12.1 to such Registration Statement and the Consent of KPMG LLP, Independent Registered Public Accounting Firm, as Exhibit 23.3 to such Registration Statement.

Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors, including regarding the Proposed Offering, the current market demand for these types of securities and the securities of Volcano and the negotiations between Volcano and the underwriter due to changes in our stock price, corporate or other market conditions. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. Some of the potential risks and uncertainties that could cause actual results to differ from the results predicted are detailed in the risk factors set forth in Exhibit 99.2. Other risks that could impact the offering or Volcano’s business are described in detail in the preliminary prospectus relating to the proposed offering, as filed with the SEC, as well as in Volcano’s subsequent filings made with the SEC. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Volcano undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges

23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Press release, dated December 3, 2012

99.2	Updated Company Disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/s/ Darin Lippoldt
Darin Lippoldt Senior Vice President and General Counsel

Dated: December 3, 2012

Exhibit Index

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges

23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Press release, dated December 3, 2012

99.2	Updated Company Disclosure